                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE                               David Crittenden - Financial
RELEASE DATE: FEBRUARY 19, 2003                     MSX INTERNATIONAL
                                                    248-829-6031
                                                    dcrittenden@msxi.com

                                                    Bruce Wagner - Media
                                                    MSX INTERNATIONAL
                                                    248-829-6254
                                                    bwagner@msxi.com

MSX INTERNATIONAL UPDATES BANK CREDIT AGREEMENT FOR TWO YEARS

SOUTHFIELD, Mich., February 19, 2003 - MSX International today announced that we successfully amended our $150 million, bank-syndicated credit agreement. Terms of the updated agreement, which continues through December 2004, were modified to provide greater financial flexibility.

"We appreciate our bank group's support for MSX International's business model, which delivers technical business services to a sophisticated, international customer base," observed Thomas T. Stallkamp, vice chairman and chief executive officer. "Our sales organization will build on this model as we continue to streamline our organization to deliver more value to our customers."

"Our 2002 financial results will reflect both the costs of significant recent actions to improve profitability in a challenging environment and non-cash charges due to a change in accounting rules," noted Stallkamp. "However, we have worked hard to improve MSX International's profitability and maintain our track record of debt reduction."

The amendment restores the revolving portion of our credit facility to $85 million, which supports anticipated funding requirements for the next two years. Our principal owner, Citicorp and its affiliates, supported the amendment by committing to provide alternative funding, if required.

MSX International, headquartered in Southfield, Mich., combines innovative people, standardized processes and today's technologies to deliver a collaborative, competitive advantage on a global basis. With annual sales of over $800 million, MSX International has 8,000 employees in 26 countries. Visit their Web site at http://www.msxi.com.

                                       ###

CERTAIN OF THE STATEMENTS MADE IN THIS PRESS RELEASE INCLUDING THE SUCCESS OF RESTRUCTURING ACTIVITIES AND OTHER OPERATIONAL IMPROVEMENTS CONSTITUTE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT MANAGEMENT PROJECTIONS AND EXPECTATIONS. THEY INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES. AS SUCH, THEY ARE NOT GUARANTEES OF FUTURE PERFORMANCE. MSX INTERNATIONAL DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE SUCH STATEMENTS.

ACTUAL RESULTS MAY VARY MATERIALLY FROM THOSE IN THE FORWARD-LOOKING STATEMENTS AS A RESULT OF ANY NUMBER OF FACTORS, MANY OF WHICH ARE BEYOND THE CONTROL OF MANAGEMENT. THESE IMPORTANT FACTORS INCLUDE: OUR LEVERAGE AND RELATED EXPOSURE TO CHANGES IN INTEREST RATES; OUR RELIANCE ON MAJOR CUSTOMERS IN THE AUTOMOTIVE INDUSTRY AND THE TIMING OF THEIR PRODUCT DEVELOPMENT AND OTHER INITIATIVES; THE MARKET DEMAND FOR OUR COLLABORATIVE ENTERPRISE SERVICES IN GENERAL; OUR ABILITY TO RECRUIT AND PLACE QUALIFIED PERSONNEL; DELAYS OR UNEXPECTED COSTS ASSOCIATED WITH COST REDUCTION EFFORTS; RISKS ASSOCIATED WITH OPERATING INTERNATIONALLY, INCLUDING ECONOMIC, POLITICAL AND CURRENCY RISKS; AND RISKS ASSOCIATED WITH OUR ACQUISITION STRATEGY. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER FACTORS ARE DISCUSSED IN MSX INTERNATIONAL'S REGISTRATION STATEMENT ON FORM S-4 (DATED JULY 20, 1999), IN THE DISCUSSION UNDER THE HEADING "ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K (DATED MARCH 8, 2002), AND IN OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                       2